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                                NASL SERIES TRUST
                           SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1997

      The investment policies of the Worldwide Growth Trust are amended to reflect that the Worldwide Growth Trust may invest up to 50% of its total assets in the securities of any one foreign country (currently this limit is 25%), subject to any applicable state insurance regulations regarding investing in foreign securities.

      The International Small Cap, Worldwide Growth, Growth and Balanced Trusts each currently have a policy that at no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. This policy is amended to reflect that preferred stocks are not subject to this 5% limitation.


                 THE DATE OF THIS SUPPLEMENT IS MAY 1, 1997.